                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.


         Signature                                            Title
         ---------                                            -----

/s/ J. Carter Bacot                                           Director
------------------------------------
J. Carter Bacot


                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.

         Signature                                            Title
         ---------                                            -----
/s/ Purdy Crawford                                            Director
------------------------------------
Purdy Crawford


                                                                     Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.


         Signature                                            Title
         ---------                                            -----

/s/ Nicholas DiPaolo                                          Director
------------------------------------
Nicholas DiPaolo

                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.


         Signature                                            Title
         ---------                                            -----

/s/ Philip H. Geier Jr.                                       Director
------------------------------------
Philip H. Geier Jr.


                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.




         Signature                                            Title
         ---------                                            -----

/s/ Jarobin Gilbert Jr.                                       Director
------------------------------------
Jarobin Gilbert Jr.

                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.



         Signature                                            Title
         ---------                                            -----

/s/ James E. Preston                                          Director
------------------------------------
James E. Preston

                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.


         Signature                                            Title
         ---------                                            -----


/s/ David Y. Schwartz                                         Director
------------------------------------
David Y. Schwartz

                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.


         Signature                                            Title
         ---------                                            -----


/s/ Christopher A. Sinclair                                   Director
------------------------------------
Christopher A. Sinclair


                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.


         Signature                                            Title
         ---------                                            -----


/s/ Cheryl Turpin                                            Director
---------------------------
Cheryl Turpin

                                                                     Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Matthew D. Serra, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 2002 Directors Stock Plan and the 2002 Nonstatutory Stock Option Grant Agreement between Foot Locker, Inc. and J. Carter Bacot, and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 25th day of July 2002.


         Signature                                            Title
         ---------                                            -----


/s/ Dona D. Young                                             Director
---------------------------
Dona D. Young
